TRANSAMERICA PARTNERS FUNDS GROUP

and

TRANSAMERICA PARTNERS FUNDS GROUP II

Supplement to the Currently Effective Prospectuses, Summary Prospectuses

and Statement of Additional Information

* * *

Transamerica Partners Inflation-Protected Securities

Transamerica Partners Institutional Inflation-Protected Securities

The following replaces the information in the Prospectuses and Summary Prospectuses under the section entitled “Management”:

Investment Adviser:	Sub-Adviser:
Transamerica Asset Management, Inc.	BlackRock Financial Management, Inc.

Portfolio Managers:
Gargi Chaudhuri, Portfolio Manager since 2014
Martin Hegarty, Portfolio Manager since 2010

The following replaces the information in the Prospectuses under the section entitled “Shareholder Information – Portfolio
Manager(s)”:

Name	Sub-Adviser	Positions Over Past Five Years
Gargi Chaudhuri	BlackRock Financial Management, Inc.	Portfolio Manager of the fund since 2014; Portfolio Manager with BlackRock Financial Management, Inc. since 2010; Director; From 2009-2010, Jefferies & Co. Vice President; From 2001-2008, Bank of America Merrill Lynch, Vice President

Martin Hegarty	BlackRock Financial Management, Inc.	Portfolio Manager of the fund since 2010; Portfolio Manager with BlackRock Financial Management, Inc. since 2010; Managing Director; Senior Portfolio Manager; From 2003 – 2010, Bank of America Merrill Lynch, Director, Global Rates and Currency Group

All references to Brian Weinstein in the Statement of Additional Information under the section entitled “Appendix B – Portfolio Managers” are deleted.

* * *

Investors Should Retain this Supplement for Future Reference

June 6, 2014